                             Note to Exhibit 10.139

     The following Supplemental Agreement is substantially identical in all material respects to the additional Supplemental Agreements except as follows:

- -----------------------------------------------------------
Aircraft (Tail No.)
- -----------------------------------------------------------
N591ML*
- -----------------------------------------------------------
N592ML
- -----------------------------------------------------------
N593ML
- -----------------------------------------------------------

- -------
* Filed document

                                                                  EXHIBIT 10.139



                                                                  CONFORMED COPY
- --------------------------------------------------------------------------------
                                 ____________

                        SUPPLEMENTAL AGREEMENT [N591ML]

                         Dated as of January 31, 2001

                                     among

                          MIDWAY AIRLINES CORPORATION


                                      and


                            BOMBARDIER CAPITAL INC.

                              ___________________

             Covering One Canadair Regional Jet Model CL-600-2B19
                      Aircraft Registration Number N591ML

              ___________________________________________________

                               TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
Article 1 DEFINITIONS..................................................................................    1
     Section 1.1.  Interpretation......................................................................    1
            (a)    Definitions.........................................................................    1
            (b)    References..........................................................................    1
            (c)    Headings............................................................................    1
            (d)    Appendices, Schedules and Exhibits..................................................    1
Article 2 CLOSING......................................................................................    2
     Section 2.1.  Closing.............................................................................    2
Article 3 CONDITIONS TO CLOSING........................................................................    2
     Section 3.1.  Conditions Precedent to the Obligations of BCI......................................    2
            (a)    Operative Agreements................................................................    2
            (b)    Consents............................................................................    2
            (c)    Certificates and Other Documents....................................................    2
            (d)    Registration........................................................................    3
            (e)    Filings.............................................................................    3
            (f)    Opinion of Counsel for the Company..................................................    3
            (g)    Opinion of Special Counsel for the Company..........................................    4
            (h)    Opinion of Special FAA Counsel......................................................    4
            (i)    Government Actions..................................................................    4
            (j)    Registration; Certification, Etc....................................................    4
            (k)    Representations and Warranties......................................................    4
            (l)    No Litigation.......................................................................    5
            (m)    No Illegality.......................................................................    5
            (n)    Fees................................................................................    5
            (o)    Security Amount.....................................................................    5
     Section 3.2.  Conditions Precedent to the Obligations of the Company..............................    5
            (a)    Operative Agreements................................................................    5
            (b)    Registration........................................................................    5
            (c)    Filings.............................................................................    6
            (d)    Opinion of Counsel for BCI..........................................................    6

            (e)    Opinion of Special Counsel for BCI..................................................    6
            (f)    Opinion of Special FAA Counsel......................................................    6
            (g)    Government Actions..................................................................    6
            (h)    Representations and Warranties......................................................    6
     Section 3.3.  Post-Closing Opinion of Special FAA Counsel.........................................    6
Article 4 REPRESENTATIONS, WARRANTIES and covenants....................................................    7
     Section 4.1.  Company's Representations and Warranties............................................    7
            (a)    Corporate Organization..............................................................    7
            (b)    Power and Authority.................................................................    7
            (c)    Air Carrier Status..................................................................    7
            (d)    Permits.............................................................................    7
            (e)    Due Authorization...................................................................    7
            (f)    Consents and Approvals..............................................................    8
            (g)    No Violation........................................................................    8
            (h)    Litigation..........................................................................    8
            (i)    Insurance...........................................................................    8
            (j)    Event of Acceleration; Event of Loss................................................    8
            (k)    Certifications......................................................................    8
            (l)    Investment Company..................................................................    8
            (m)    Perfection of Title and Security Interest...........................................    8
            (n)    Title...............................................................................    9
            (o)    No Violation of Law.................................................................    9
            (p)    1110 Protection.....................................................................    9
            (q)    Airworthiness, Insurance............................................................    9
            (r)    Warranties..........................................................................    9
            (s)    Financial Statements................................................................    9
            (t)    Tax Filings.........................................................................    9
            (u)    No Defaults.........................................................................   10
     Section 4.2.  BCI's Representations and Warranties................................................   10
            (a)    Corporate Organization..............................................................   10
            (b)    Authorization.......................................................................   10
            (c)    Conflicts...........................................................................   10

            (d)    Binding Obligations.................................................................   10
            (e)    Litigation..........................................................................   10
            (f)    Approvals...........................................................................   11
     Section 4.3.  Lessor's Liens......................................................................   11
     Section 4.4.  Merger, Consolidation...............................................................   11
Article 5 INDEMNIFICATION..............................................................................   12
     Section 5.1.  Claims Defined......................................................................   12
     Section 5.2.  Claims Indemnified..................................................................   12
     Section 5.3.  Claims Excluded.....................................................................   13
     Section 5.4.  Insured Claims......................................................................   13
     Section 5.5.  Claims Procedure....................................................................   14
     Section 5.6.  Subrogation.........................................................................   15
     Section 5.7.  Waiver of Certain Claims............................................................   15
     Section 5.8.  Conflicting Provisions..............................................................   15
Article 6 TAX INDEMNITY................................................................................   15
     Section 6.1.  General Tax Indemnity...............................................................   15
            (a)    Taxes Indemnified...................................................................   15
            (b)    Taxes Excluded......................................................................   16
            (c)    All Tax Obligations in this Section, etc............................................   17
            (d)    Procedures..........................................................................   18
            (e)    Contest.............................................................................   18
            (f)    Refund..............................................................................   19
Article 7 MISCELLANEOUS................................................................................   19
     Section 7.1.  Expenses, etc.......................................................................   19
     Section 7.2.  Survival of Agreements, etc.........................................................   20
     Section 7.3.  Amendments and Waivers..............................................................   20
     Section 7.4.  Notices.............................................................................   20
     Section 7.5.  Miscellaneous.......................................................................   20
     Section 7.6.  Submission to Jurisdiction; Waiver of Jury Trial....................................   21
     Section 7.7.  Severability........................................................................   21
     Section 7.8.  No Oral Modifications or Continuing Waivers.........................................   21
     Section 7.9.  Rights with Respect to Manufacturers................................................   22

     Section 7.10. Payment in Dollars..................................................................   22
     Section 7.11. Successors and Assigns..............................................................   22

     This SUPPLEMENTAL AGREEMENT [N591ML], dated as of January 31, 2001 (this "Agreement") between (i) Midway Airlines Corporation, a Delaware corporation (the "Company") and (ii) Bombardier Capital Inc., a Massachusetts corporation ("BCI").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, concurrently with the execution and delivery of this Agreement, BCI and the Company are entering into the Lease (defined as provided below), pursuant to which, among other things, BCI is leasing the Aircraft to the Company subject to the terms and conditions thereof; and

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     Section 1.1.  Interpretation
                   --------------

     (a)  Definitions.
          -----------

     Capitalized terms used herein shall, except as such definitions may be specifically modified in the body of this Agreement for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A to the Lease Agreement [N591ML] dated as of January 31, 2001 between the Company and BCI.

     (b)  References.
          ----------

     References in this Agreement to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Agreement unless otherwise specified.

     (c)  Headings.
          --------

     The headings of the various sections, paragraphs and clauses of this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     (d)  Appendices, Schedules and Exhibits.
          ----------------------------------

     The appendices, schedules and exhibits hereto are part of this Agreement.

                                   ARTICLE 2

                                    CLOSING

     Section 2.1.  Closing.
                   -------

     (a) Subject to the satisfaction or waiver of the conditions set forth herein, at or about 11:00 a.m. New York City time on the Delivery Date, BCI and the Company shall execute and deliver the Lease and complete the transactions contemplated thereby.

     (b) The closing of the Lease shall take place at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, on the Delivery Date, or at such other place as the parties hereto may agree.

                                   ARTICLE 3

                             CONDITIONS TO CLOSING

     Section 3.1.  Conditions Precedent to the Obligations of BCI.
                   ----------------------------------------------

     The obligation of BCI to enter into the Lease is subject to the fulfillment to the satisfaction of, or the waiver by, BCI and its special counsel of the following conditions precedent on or prior to the Delivery Date:

     (a)  Operative Agreements.
          --------------------

     The Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto, and shall be in full force and effect, executed counterparts thereof having been delivered to BCI.

     (b)  Consents.
          --------

     All approvals and consents of any trustee or holder of any indebtedness or obligations of the Company or shareholders of the Company which are required in connection with the execution, delivery and performance of the Operative Agreements by the Company or any transaction contemplated by the Operative Agreements shall have been duly obtained.

     (c)  Certificates and Other Documents.
          --------------------------------

     BCI shall have received the following:

          (i) a certificate dated the Delivery Date of the Secretary or an Assistant Secretary of the Company, certifying (A) the incumbency and the specimen signatures of the persons authorized to execute and deliver the Operative Agreements and any other documents to be executed on behalf of the Company in connection with the transactions contemplated hereby and thereby on behalf of the Company, (B) a copy of the resolutions of the board of directors of the Company duly authorizing the transactions contemplated by the Operative Agreements and the execution, delivery and performance by the Company of the Operative Agreements and (C) a copy of the restated certificate of incorporation and by-laws of the Company, together with all amendments and supplements thereto as in effect on the Delivery Date;

          (ii) an insurance report of the Company's independent broker and certificates of insurance from such broker, in form and substance satisfactory to BCI, as to the due compliance with the terms of Section 9 of the Lease, relating to insurance with respect to the Aircraft;

          (iii) a Uniform Commercial Code financing statement or statements shall have been duly executed and delivered by the Company as debtor and BCI as secured party and duly filed in North Carolina, Delaware and all places deemed necessary or desirable by BCI or its special counsel;

          (iv) Officer's Certificates signed by an authorized officer of the Company, dated the Delivery Date, certifying that the representations and warranties made by the Company in the Operative Agreements are true and correct in all material respects as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); and

          (v) such other documents and evidence with respect to the Company as BCI or its special counsel may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Agreements, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth.

     (d)  Registration.
          ------------

     The Aircraft shall have been duly registered in the name of the Company with the FAA.

     (e)  Filings.
          -------

     The Termination Agreement, the Lease and the Lease Supplement covering the Aircraft shall have been duly filed for recordation with the FAA pursuant to the Transportation Code.

     (f)  Opinion of Counsel for the Company.
          ----------------------------------

     BCI shall have received an opinion dated the Delivery Date, addressed to BCI from Jonathan S. Waller, General Counsel of the Company, in form and substance reasonably acceptable to BCI.

     (g)  Opinion of Special Counsel for the Company.
          ------------------------------------------

     BCI shall have received an opinion dated the Delivery Date, addressed to BCI from Fulbright & Jaworski L.L.P, special counsel for the Company, in form and substance reasonably acceptable to BCI.

     (h)  Opinion of Special FAA Counsel.
          ------------------------------

     BCI shall have received an opinion dated the Delivery Date, addressed to BCI from Crowe & Dunlevy, P.C., special FAA Counsel, in form and substance reasonably acceptable to BCI.

     (i)  Government Actions.
          ------------------

     All appropriate action required to have been taken prior to the Delivery Date by the FAA, or any other governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by the Operative Agreements shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by the Operative Agreements shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Delivery Date.

     (j)  Registration; Certification, Etc.
          --------------------------------

     On the Delivery Date the following statements shall be true, and the Lessor shall receive evidence satisfactory to it to the effect that:

     (1) the Company is the registered owner of the Aircraft, free and clear of Liens other than Permitted Liens;

     (2) the Aircraft has been duly certified as to type and airworthiness by the FAA and the Company has authority to operate the Aircraft; and

     (3) the Lessor is entitled to the protection of Section 1110 of the Bankruptcy Code in connection with its rights to take possession of the Aircraft in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor.

     (k)  Representations and Warranties.
          ------------------------------

     On the Delivery Date, the representations and warranties of the Company contained herein and in the other Operative Agreements shall be true and accurate as though made on and as of such date except to the extent that such representations and warranties relate solely to a date earlier than the Delivery Date (in which case such representations and warranties shall have been true and accurate on and as of such date).

     (l)  No Litigation.
          -------------

     No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency, at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of any Operative Agreement or the transactions contemplated thereby.

     (m)  No Illegality.
          -------------

     No provision of Applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities would, in the opinion of the Lessor make it a violation of law or regulations for any party hereto to execute, deliver and perform the Operative Agreements.

     (n)  Fees.
          ----

     BCI shall have received payment from the Company of (i) a nonrefundable fee in connection with the transactions contemplated hereby in an amount equal to $*, and (ii) all amounts due as provided in the Termination Agreement.

     (o)  Security Amount
          ---------------

     BCI shall have received payment from or on behalf of the Company of the Security Amount.

     Section 3.2.  Conditions Precedent to the Obligations of the Company.
                   ------------------------------------------------------

     The obligation of the Company to enter into the Lease is subject to the fulfillment to the satisfaction of, or the waiver by, the Company and its special counsel of the following conditions precedent on or prior to the Delivery Date:

     (a)  Operative Agreements.
          --------------------

     The Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto, and shall be in full force and effect, executed counterparts thereof having been delivered to the Company.

     (b)  Registration.
          ------------

     The Aircraft shall have been duly registered in the name of the Company with the FAA.




_______________________

*   Information deleted for confidentiality purposes.

     (c)  Filings.
          -------

     The Lease and the Lease Supplement covering the Aircraft shall have been duly filed for recordation with the FAA pursuant to the Transportation Code.

     (d)  Opinion of Counsel for BCI.
          --------------------------

     The Company shall have received an opinion dated the Delivery Date, addressed to the Company from internal counsel to BCI, in form and substance reasonably acceptable to the Company.

     (e)  Opinion of Special Counsel for BCI.
          ----------------------------------

     BCI shall have received an opinion dated the Delivery Date, addressed to the Company from Morgan, Lewis & Bockius LLP, special counsel for BCI, in form and substance reasonably acceptable to the Company.

     (f)  Opinion of Special FAA Counsel.
          ------------------------------

     The Company shall have received an opinion dated the Delivery Date, addressed to the Company from Crowe & Dunlevy, P.C., special FAA Counsel, in form and substance reasonably acceptable to the Company.

     (g)  Government Actions.
          ------------------

     All appropriate action required to have been taken prior to the Delivery Date by the FAA, or any other governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by the Operative Agreements shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by the Operative Agreements shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Delivery Date.

     (h)  Representations and Warranties.
          ------------------------------

     On the Delivery Date, the representations and warranties of BCI contained herein and in the other Operative Agreements shall be true and accurate as though made on and as of such date except to the extent that such representations and warranties relate solely to a date earlier than the Delivery Date (in which case such representations and warranties shall have been true and accurate on and as of such date).

     Section 3.3.  Post-Closing Opinion of Special FAA Counsel.
                   -------------------------------------------

     Promptly upon completion by the FAA of recording of the documents referred to in Section 3.1(e), the Company will cause Crowe & Dunlevy, special FAA counsel, to deliver to BCI and the Company an opinion addressed to each of them as to the due recordation of the documents that were filed for recording, the absence of any intervening Liens filed with the FAA with respect to the Aircraft and the due perfection under the Transportation Code of the Lessor's security in the Aircraft pursuant to the Lease.

                                   ARTICLE 4

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1.  Company's Representations and Warranties.
                   ----------------------------------------

     The Company makes the following representations and warranties as of the Delivery Date:

     (a)  Corporate Organization.  The Company is a corporation duly organized
          ----------------------
and validly existing and is in good standing under the laws of Delaware, has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) at 2801 Slater Road, Morrisville, North Carolina 27560, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified or in good standing would have a materially adverse effect on its business or would impair its ability to perform its obligations or impair the ability of BCI to enforce such obligations under the Operative Agreements.

     (b)  Power and Authority.  The Company has full power, authority and legal
          -------------------
right to conduct its business and operations as currently conducted and to own or hold under lease its properties and to enter into and perform its obligations under the Operative Agreements.

     (c)  Air Carrier Status.  The Company is an "air carrier" within the
          ------------------
meaning of the Transportation Code and a holder of a certificate under Section 41102(a) of the Transportation Code and a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Transportation Code holding an "air carrier operating certificate" issued under Chapter 447 of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, and each such certificate is in full force and effect.

     (d)  Permits.  The Company possesses all necessary certificates,
          -------
franchises, licenses, permits, rights and concessions and consents (collectively "permits") which are material to the operation of the routes flown by it and the conduct of its business and operations as currently conducted and each such permit is in full force and effect.

     (e)  Due Authorization.  The execution, delivery and performance of the
          -----------------
Operative Agreements by the Company have been duly authorized by all necessary corporate action on the part of the Company and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligation of the Company, and each such document has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or by general equitable principles.

     (f)  Consents and Approvals.  No authorization, consent or approval of or
          ----------------------
other action by, and no notice to or filing with, any Governmental Authority is required for the execution, delivery or performance by the Company of the Operative Agreements except for the filings with the FAA for recording referred to in Section 3.1(d) and 3.1(e) and the filing of the Uniform Commercial Code financing statements referred to in Sections 3.1(c)(iii).

     (g)  No Violation.  Neither the execution, delivery or performance by the
          ------------
Company of the Operative Agreements nor compliance with the terms and provisions hereof or thereof, conflicts with or results in a breach or violation of any of the terms, conditions or provisions of, or will require any consent or approval under, any Applicable Law or the charter documents, as amended, or bylaws, as amended, of the Company or any order, writ, injunction or decree of any court or Governmental Authority against the Company or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon any of its properties (other than Permitted Liens).

     (h)  Litigation.  There are no pending or, to the knowledge of the Company,
          ----------
threatened actions, suits, investigations or proceedings against or affecting the Company or any of its properties before or by any court or administrative agency (A) which involve the Aircraft, (B) which could reasonably be expected to have a materially adverse effect on the Company's consolidated financial condition, business, or operations, or (C) which could reasonably be expected to materially adversely affect the ability of the Company to perform its obligations under the Operative Agreements.

     (i)  Insurance.  On the Delivery Date, all premiums which have become due
          ---------
with respect to the insurance required to be provided by the Company on or prior to the Delivery Date under Section 9 of the Lease have been paid by the Company.

     (j)  Event of Acceleration; Event of Loss.  No Event of Default, Event of
          ------------------------------------
Loss, or event which with the passage of time or giving of notice, or both, would constitute an Event of Loss or Event of Default, exists.

     (k)  Certifications.  The Aircraft is in such condition so as to enable the
          --------------
airworthiness certificate of such Aircraft to be in good standing under the Transportation Code; the Aircraft is duly certificated by the FAA as to type and airworthiness; and there is in effect with respect to the Aircraft a current and valid airworthiness certificate issued by the FAA pursuant to the Transportation Code.

     (l)  Investment Company.  Neither the Company nor any subsidiary of the
          ------------------
Company is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (m)  Perfection of Title and Security Interest.  Except for (A) the filings
          -----------------------------------------
and recordations required pursuant to Sections 3.1(d) and 3.1(e) and (B) the filing of the Uniform Commercial Code financing statements (and continuation statements at periodic intervals) as required by Section 3.1(c)(iii), no further action, including filing or recording of any document, is necessary or advisable under the laws of the United States or any state thereof in order to establish and perfect the Lessor's first priority security interest in the Aircraft. On the Delivery Date, subject to making the filings described above, the Lessor shall have a duly perfected first priority Lien in the United States in the Aircraft, subject to no Liens other than Permitted Liens, as security for the Company's obligations under the Operative Agreements.

     (n)  Title.  The Company has good title to the Aircraft free and clear of
          -----
all Liens, other than Permitted Liens.

     (o)  No Violation of Law.  The Company is not in violation of any
          -------------------
Applicable Laws, which violation creates a material risk of a material adverse effect on the business or financial condition of the Company or on its ability to perform its obligations contained in the Operative Agreements.

     (p)  1110 Protection.  BCI is entitled to the protection of Section 1110
          ---------------
     of the Bankruptcy Code in
connection with its rights to take possession of the Aircraft in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor.

     (q)  Airworthiness, Insurance.  The Aircraft has been duly certified by the
          ------------------------
FAA as to type and airworthiness, has been insured by the Company in accordance with the terms of Section 9 of the Lease, and is in the condition and state of repair required under the terms of the Lease.

     (r)  Warranties.  Insofar as it relates to the Aircraft and the Engines the
          ----------
Purchase Agreement is in full force and effect.

     (s)  Financial Statements.  The financial statements of the Company as of
          --------------------
December 31, 1999 and September 30, 2000 fairly represent the financial condition of the Company for the year and nine-month period, respectively, then ended in accordance with generally accepted accounting principles in the United States consistently applied (except as otherwise stated in the notes thereto) and since September 30, 2000 there has been no material and adverse change in the condition or operations of the Company, except for such matters timely disclosed in public filings with the Securities and Exchange Commission copies of which have been provided by the Company to BCI.

     (t)  Tax Filings.  All material income tax returns which are required to be
          -----------
filed by the Company have been filed, and all taxes shown to be due and payable on such returns or on any assessment received by the Company (except to the extent being contested in good faith and by appropriate proceedings or negotiations diligently conducted, and for the payment of which adequate reserves have been provided in accordance with United States generally accepted accounting principles) have been paid (or adequate provision for the payment thereof has been made) to the extent that such taxes have become due and payable. There is no ongoing audit or, to the knowledge of the Company, other investigation by any government entity of the tax liability of the Company and there is no unresolved claim by a taxing authority concerning the Company's tax liability, for any period for which returns have been filed or were due, that, in either case, could result in liability of the Company which could have a material adverse effect on the business, operations or financial condition of the Company or the ability of the Company to perform its obligations under the Operative Agreements.

     (u)  No Defaults.
          -----------

     The Company is not in default under any lease, mortgage, deed of trust, indenture or other instrument or agreement to which the Company is a party or by which it or any of its properties or assets may be bound, which default creates a material risk of a material adverse effect on the business or financial condition of the Company or on its ability to perform its obligations contained in the Operative Agreements.

     Section 4.2.  BCI's Representations and Warranties.
                   ------------------------------------
     BCI makes the following representations and warranties as of the Delivery
Date:

     (a)  Corporate Organization.  BCI is a corporation duly incorporated and
          ----------------------
validly existing in good standing under the laws of State of Massachusetts and it has full corporate power, authority and legal right to carry on its present business and operations, to own or lease its properties and to enter into and to carry out the transactions contemplated by this Agreement and the other Operative Agreements to which it is party;

     (b)  Authorization.  The execution, delivery and performance by BCI of this
          -------------
Agreement and the other Operative Agreements to which it is party have been duly authorized by all necessary corporate action on its part;

     (c)  Conflicts.  Neither the execution, delivery or performance by BCI of
          ---------
the Operative Agreements to which it is party, nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation applicable to BCI or the charter documents, as amended, or bylaws, as amended, of BCI or any order, writ, injunction or decree of any court or governmental authority against BCI or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which BCI is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon any of its properties, except for any such conflict, breach or default which would not have a material adverse effect on BCI or its ability to perform its obligations under the Operative Agreements;

     (d)  Binding Obligations.  The Operative Agreements to which it is party
          -------------------
have been duly executed and delivered by BCI and, upon due authorization, execution and delivery by the Company, constitute the legal, valid and binding obligations of BCI enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or general equitable principles;

     (e)  Litigation.  There are no pending or, to the knowledge of BCI,
          ----------
threatened actions, suits, investigations or proceedings against BCI before any court, administrative agency or tribunal which are expected to materially adversely affect the ability of BCI to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party and BCI knows of no pending or threatened actions or proceedings before any court, administrative agency or tribunal involving it in connection with the transactions contemplated by the Operative Agreements;

     (f)  Approvals.  Neither the execution and delivery by it of this Agreement
          ---------
or the other Operative Agreements to which it is a party nor the performance of obligations hereunder or thereunder requires the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency that would be required to be obtained or taken by BCI except for filings contemplated by this Agreement.

     Section 4.3.  Lessor's Liens.
                   --------------

     BCI represents, warrants and covenants that on the Delivery Date there are no Lessor's Liens attributable to it (or an Affiliate thereof). BCI agrees with and for the benefit of the Lessee that BCI will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full, promptly after the same first becomes known to BCI, any Lessor's Lien attributable to BCI (or an Affiliate thereof).

     Section 4.4.  Merger, Consolidation.
                   ---------------------

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all its assets as an entirety to any Person, whether in a single transaction or a series of related transactions, unless:

            (i) The Person formed by such consolidation or into which it is merged or the Person which acquires by conveyance, transfer or lease all or substantially all its assets as an entirety (the "Successor") shall after such merger or consolidation or acquisition of assets be a Certificated Air Carrier and shall have executed and delivered to the Lessor an agreement in form and substance reasonably satisfactory to it containing an assumption by such Successor of the due and punctual performance and observance of each Operative Agreement;

            (ii) No Event of Default or Default shall arise as a result of such conveyance, transfer, merger, consolidation or acquisition of assets;

            (iii) The Company shall have delivered to the Lessor an Officer's Certificate of the Company and an opinion of the Company's General Counsel or other counsel reasonably satisfactory to the Lessor, each stating that such conveyance, transfer, consolidation, merger or acquisition of assets and the assumption agreement mentioned in clause (i) above comply with this
     Section 4.4 (which opinion may rely, as to factual matters, on an Officer's Certificate of the Company) and such opinion shall also state that the assumption agreement executed and delivered pursuant to clause (i) above has been duly authorized, executed and delivered by the Successor and that such agreement and the Operative Agreements are enforceable against the Successor (subject to customary exceptions);

          (iv) the Company shall have made all filings necessary in order to preserve and protect the rights of the Lessor under the Lease; and

          (v) the benefits of Section 1110 of the Bankruptcy Code available to the Lessor immediately prior to such transaction shall not be adversely affected as a result of such transaction.

     Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all the assets of the Company as an entirety in accordance with this Section 4.4, the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Lease and the other Operative Agreements with the same effect as if such Successor had been named as the Company herein and therein.

                                   ARTICLE 5

                                INDEMNIFICATION

     Section 5.1.  Claims Defined.  For the purposes of this Article 5, "Claims"
                   --------------
shall mean any and all costs, liabilities (including strict or absolute liability without fault in tort or otherwise), obligations, losses, damages, penalties, fines, actions, proceedings, judgments or suits or claims which may be imposed on, incurred by, suffered by, or asserted against an Indemnitee and, except as otherwise expressly provided in this Article 5, shall include all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred by an Indemnitee in connection therewith.

     Section 5.2.  Claims Indemnified.  Subject to the exclusions stated in
                   ------------------
Section 5.3, the Company agrees to indemnify, defend and hold harmless each Indemnitee on an After Tax Basis against Claims resulting from or arising out of:

            (i) the Operative Agreements and the consummation of the transactions contemplated thereby or the enforcement of any of the terms thereof;

            (ii) the Aircraft (or any portion thereof) or any engine installed on the Airframe or any airframe on which an Engine is installed whether or not arising out of the operation, possession, use, maintenance, overhaul, testing, import, export, existence, control, refurbishing, insurance, storage, service, replacement, removal, redelivery, sale, registration, re-registration, non-use, modification, alteration or lease of the Aircraft, Airframe or Engine, or any engine used in connection with the Airframe, or any part thereof by the Company, any lessee or any other Person whatsoever, whether or not such operation, possession, use, maintenance, overhaul, testing, import, export, existence, control, refurbishing, insurance, storage, service, replacement, removal, redelivery, sale, registration, re-registration, non-use, modification, alteration or lease is in compliance with the terms of the Operative Agreements, including, without limitation, Claims for death, personal injury or property damage or other loss or harm to any Person whatsoever, and Claims relating to any Applicable Laws pertaining to any of the foregoing, including Applicable Laws relating to environmental control, noise and pollution laws, rules or regulations including, without limitation, latent and other defects, whether or not discoverable, and patent, trademark or copyright infringement;

            (iii) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of the Aircraft or any Engine, including, without limitation, latent and other defects, whether or not discoverable, and patent, trademark or copyright infringement;

            (iv) any breach of or failure to perform or observe, or any other non-compliance with, any covenant or agreement to be performed, or other obligation of the Company under any of the Operative Agreements, or the falsity of any representation or warranty of the Company in any of the Operative Agreements;

            (v) any requisition of or total loss or partial loss of the Aircraft; or

            (vi) actions taken in preventing or seeking to prevent the arrest, seizure, confiscation, taking in execution, impounding, forfeiture or detention of the Aircraft or in or with a view to securing the release thereof.

     Section 5.3.  Claims Excluded.
                   ---------------
     The following are excluded from the Company's agreement to indemnify under this Article 5:

            (i) Claims which are Taxes other than Taxes taken into consideration in making any payment pursuant to Article 5 on an After Tax Basis;

            (ii) with respect to any particular Indemnitee, Claims attributable to the gross negligence or willful misconduct of, or to the breach of any contractual obligation contained in the Operative Agreements by, or the falsity or inaccuracy of any representation or warranty contained in the Operative Agreements of, such Indemnitee;

            (iii) any Claim that is an ordinary and usual operating or overhead expense for an Indemnitee or within the scope of routine portfolio administration for an Indemnitee, except to the extent incurred in connection with an Event of Default;

            (iv) any Claim attributable to any claim or suit brought by one or more Indemnitees against any Person, including the Company, to the extent a final judgment is entered dismissing such claim or suit as being frivolous or without merit; and

            (v) any Claim to the extent relating to insurance maintained by or for the benefit of an Indemnitee which the Company is not required to maintain at its own cost and expense pursuant to Section 9 of the Lease.

     Section 5.4.  Insured Claims.  In the case of any Claim indemnified by the
                   --------------
Company hereunder which is covered by a policy of insurance maintained by the Company pursuant to Section 9 of the Lease or otherwise, each Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

     Section 5.5.  Claims Procedure.  An Indemnitee shall promptly notify the
                   ----------------
Company of any Claim as to which indemnification is sought, provided, that the failure to provide such notice shall not release the Company from any of its obligations to indemnify hereunder, except to the extent such failure results in an increase in the Claims payable hereunder, but only to the extent of such increase. Subject to the rights of insurers under policies of insurance maintained by the Company, the Company shall have the right to investigate, and (so long as the Company has acknowledged in writing to such Indemnitee that the Company is liable to such Indemnitee for such Claim, provided, that such acknowledgment does not apply to the extent the decision of a court or arbitrator articulates a ground for its decision with respect to which the Company is not liable hereunder) the right in its sole discretion to defend or compromise any Claim for which indemnification is sought under this Article 5, and the Indemnitee shall cooperate with all reasonable requests of the Company in connection therewith. Notwithstanding any of the foregoing to the contrary, but subject to the rights of the Company's insurers under insurance policies required by Section 9 of the Lease, the Company shall not be entitled to defend or compromise any Claim if:

            (i) any Specified Default or Event of Default shall have occurred and be continuing,

            (ii) such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted
     Lien) on, the Aircraft, or

            (iii) such proceedings could in the good faith judgment of such Indemnitee involve the imposition of criminal liability on such Indemnitee.

Subject to the foregoing, where the Company or the insurers under a policy of insurance maintained by the Company undertake the defense of an Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the written request of the Company or such insurers. Subject to the requirements of any policy of insurance applicable to a Claim, an Indemnitee may participate at its own expense in any judicial proceeding controlled by the Company or its insurers pursuant to the preceding provisions, provided that such party's participation does not, in the opinion of the independent counsel appointed by the Company or its insurers to conduct such proceedings, interfere with such control; and such participation shall not constitute a waiver of the indemnification provided in this Article 5 provided that, the reasonable fees and expenses of such Indemnitee's counsel shall be paid by the Company if any of the circumstances described in clauses (i)-(iii) above exists or if it would be a conflict of interest for common counsel to represent the interests of the Company and such Indemnitee. Nothing contained in this Section 5.5 shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. Notwithstanding any of the foregoing to the contrary, with respect to any Claim which is covered under policies of insurance maintained by the Company pursuant to Section 9 of the Lease or otherwise, the rights of an Indemnitee to control or participate in any proceeding shall be modified to the extent necessary to comply with the requirements of such policies and the rights of the insurers thereunder.

     Section 5.6.  Subrogation.  To the extent that a Claim indemnified by the
                   -----------
Company under this Article 5 is in fact paid in full by the Company and/or an insurer under a policy of insurance maintained by the Company, the Company and/or such insurer as the case may be shall, so long as no Specified Default or Event of Default has occurred and is continuing, be subrogated to the extent of such payment to the rights and remedies of the Indemnitee on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim other than to any insurance policies paid for by such Indemnitee. Should an Indemnitee receive any refund (except under insurance policies paid for by such Indemnitee), in whole or in part, with respect to any Claim paid in full by the Company hereunder, it shall, so long as no Specified Default or Event of Default has occurred and is continuing, promptly pay over the amount refunded, together with any interest received with respect to such amount for the period between the indemnification payment and the receipt of such refund, to the Company, but in any case not in excess of the amount of such Claim paid by the Company.

     Section 5.7.  Waiver of Certain Claims.
                   ------------------------

     The Company hereby waives and releases any Claim now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Company, loss or damage to property of the Company, or the loss of use of any property of the Company, which results from or arises out of the condition, use or operation of the Aircraft including without limitation any latent or patent defect whether or not discoverable.

     Section 5.8.  Conflicting Provisions.
                   ----------------------

     The general indemnification provisions of this Article 5 are not intended to waive or supersede any specific provisions of, or any rights or remedies of the Company under any other Operative Agreement to the extent such provisions apply to any Claim.

                                   ARTICLE 6

                                 TAX INDEMNITY

     Section 6.1.  General Tax Indemnity.
                   ---------------------

     (a)  Taxes Indemnified.
          -----------------

     Subject to the exclusions stated in subsection (b) below, the Lessee agrees to indemnify, defend and hold harmless the Lessor against all license, recording, documentary, stamp, registration and other fees and all taxes (including, without limitation, income, gross receipts, franchise, doing business, conduct of business, minimum, alternative minimum, capital, excess profits, shareholder's capital, lease, sublease, occupational, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and stamp taxes), fees, levies, imposts, recording duties, duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax or interest thereon ("Taxes"), howsoever imposed (whether imposed upon the Lessor, the Lessee, all or any part of the Aircraft or otherwise), by any Federal, state or local government, political subdivision, or taxing authority in the United States, by any government or taxing authority of or in a foreign country or of or in a territory or possession of the United States, or by any international authority, upon or with respect to or in connection with, based upon or measured by, in whole or in part:

          (i) the Aircraft, the Airframe, the Engines, the Parts, or any part of any of the foregoing or interest therein;

          (ii) the manufacture, purchase, financing, ownership, delivery, redelivery, leasing, charter, transportation, condition, possession, use, operation, return, storage, transfer of title, sale, acceptance, rejection or other disposition of or action or event with respect to the Aircraft, the Airframe, the Engines, the Parts, or any part of any of the foregoing or interest therein;

          (iii) the rentals, receipts, income or earnings arising from the purchase, financing, ownership, delivery, redelivery, leasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Aircraft, the Airframe, the Engines, the Parts, or any part of any of the foregoing or interest therein; or

          (iv) the Operative Agreements or amendments or supplements thereto, their execution or the transactions contemplated thereby.

     (b)  Taxes Excluded.
          --------------

     The indemnity provided for in Section 6.1(a) above shall not extend to any of the following:

          (i) Taxes on, based on, or measured by income (including gross income), receipts, capital, franchises, net worth, gains, profits, excess profits, preference items or conduct of business of the Lessor, provided, however, that this Section 6.1(b)(i) shall not apply to Taxes (A) to the extent necessary for a payment to be made on an after-tax basis as set forth in Section 6.1(c) herein, or (B) imposed by a taxing authority outside the United States to the extent they result from (I) the location, use, registration, operation or presence of the Aircraft or any part thereof in, (II) the payment of any amount by Lessee under the Operative Agreements from or the location of Lessee in, or (III) the execution or delivery of any Operative Agreement in, the jurisdiction imposing such Tax;

          (ii) Taxes imposed against a transferee of the Lessor to the extent of the excess of such Taxes over the amount of such Taxes which would have been imposed had there not been a transfer by the original Lessor of any interest of the Lessor in the Aircraft or the Operative Agreements (other than transfers which occur or result from the exercise of any rights under
     Section 17 of the Lease);

          (iii) Taxes which arise out of or are caused by (x) the negligence, fraud or willful misconduct of the Lessor or (y) the Lessor making a representation under the

     Operative Agreements which proves to be untrue or the breach of any warranty, covenant or agreement made by the Lessor in the Operative Agreements;

          (iv) Taxes which become payable by reason of any transfer by the Lessor of all or any portion of its interest in the Aircraft, an Engine or any part of either thereof or the Operative Agreements or shares of stock in the Lessor (other than transfers to the Lessee or transfers which occur or result from the exercise of any rights under Section 17 of the Lease);

          (v) United States withholding taxes imposed on payments to a Non-U.S. Person;

          (vi) interest, penalties, fines or additions to tax to the extent they relate to Taxes for which no indemnity would be payable by the Lessee pursuant to this Section 6.1;

          (vii) Taxes imposed on the Lessor which are in the nature of an intangibles tax;

          (viii) Taxes imposed by section 4975 of the Code; or

          (ix) Taxes attributable to, or that would not have been imposed in the absence of, a Lessor's Lien.

     (c)  All Tax Obligations in this Section, etc.
          ----------------------------------------

     Notwithstanding any other provision anywhere contained in the Operative Agreements, it is understood that all of the Lessee's obligations with respect to Taxes are set forth in this Section 6.1 (and Article 5 to the extent that payments by the Lessee thereunder are required to be made on an After Tax Basis), and if the Lessee shall be required under any provision of the Operative Agreements to pay any Tax imposed upon the Lessor or with respect to a payment made by the Lessee under the Operative Agreements for which the Lessee is not responsible under this Section, it shall be entitled to prompt reimbursement of such amount from the party whose Tax liability was paid. The amount the Lessee shall be required to pay with respect to any Tax indemnified against under this
Section 6.1 shall be an amount sufficient to restore the Lessor to the same position such party would have been in had such Tax not been incurred (taking into account, inter alia, Taxes, fees and other charges, however imposed, required to be paid on the receipt of an indemnity under this Section 6.1 and any Tax benefits, whether by way of deduction, credit, allocation or apportionment of income or otherwise, actually realized by the Lessor that is attributable to such indemnifiable tax). If the Lessor actually realizes any reduction in the amount of Taxes imposed on the Lessor, by reason of any Taxes indemnified hereunder, then, unless such savings were taken into account in computing the amount of such indemnity or amount payable by the Lessee, the Lessor shall pay to the Lessee the amount of such tax savings.

     (d)  Procedures.
          ----------

     Any amount payable to the Lessor pursuant to this Section 6.1 shall be paid within 30 days after receipt of a written demand therefor from the Lessor accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that such amount need not be paid prior to the later of (i) the time such Taxes are paid or (ii) in the case of amounts which are being contested by the Lessee in good faith or by the Lessor pursuant to Section 6.1(e), the time such contest is finally resolved. Within 15 days following the Lessee's receipt of the computation of the amount of the indemnity, the Lessee may request that an accounting firm to be jointly selected by the Lessee and Lessor (but not including the accounting firm that regularly prepares the certified financial statements of the Lessee or Lessor) determine whether such computations of the Lessor are correct. The computations of such accounting firm shall be final, binding and conclusive upon the parties and the Lessee shall have no right to inspect the books, records or tax returns of the Lessor to verify such computation. All fees and expenses payable under this Section 6.1(d) in connection with such verification shall be borne by the Lessee unless such verification discloses an error adverse to the Lessee of 5% or more of the amount computed by the Lessor, in which case such fees and expenses shall be paid by the Lessor.

     (e)  Contest.
          -------

     If a written claim is made against the Lessor for Taxes with respect to which the Lessee may be liable for payment or indemnity hereunder, the Lessor shall give the Lessee notice in writing of such claim within 30 days (or, if action is required in less than 45 days from the date of such claim in order to contest such claim, promptly) after its receipt and shall furnish the Lessee with the particulars of and information relating to such claim as is reasonably available to the Lessor and with copies of any requests for information from any taxing authority relating to such Taxes with respect to which the Lessee may be required to indemnify hereunder, provided however, that the failure of the Lessor to give the Lessee such notice shall not affect the Lessee's obligation hereunder to the Lessor except to the extent that its contest rights are materially adversely affected. The Lessor shall in good faith and with due diligence, if timely requested in writing by the Lessee, conduct such contest in the name of the Lessor (or, if requested by the Lessee and permissible as a matter of law, contest in the name of the Lessee or permit the Lessee to contest in the name of the Lessee or the Lessor) the validity, applicability or amount of such Taxes by:

          (i)    resisting payment thereof if practical;

          (ii) not paying the same except under protest if protest is necessary and proper;

          (iii) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; or

          (iv) taking such other action as is reasonably requested by the Lessee from time to time.

     Notwithstanding the foregoing provisions of this Section 6.1(e), the Lessor shall not be required to take any administrative or judicial action unless (A) the Lessee shall have agreed to pay the Lessor on demand all reasonable out-of-pocket costs and expenses which the Lessor may incur in connection with contesting such Taxes, (B) if requested by Lessor, Lessee shall provide Lessor an opinion from tax counsel selected by the Lessee and reasonably acceptable to the Lessor which indicates that there is a reasonable basis for a contest, and
(C) in the event the Lessor decides after consultation with the Lessee to pay the Tax prior to the contest, the Lessee shall provide to the Lessor an interest-free advance in an amount equal to the Tax which the Lessor is required to pay, and shall, if requested, indemnify the Lessor against any adverse income tax consequences arising from such advance. Notwithstanding the foregoing, if the Lessor shall release, waive, compromise or settle any claim which may be indemnifiable by the Lessee pursuant to the foregoing provisions of this Section
6.1 without the express written permission of the Lessee, the Lessee's obligation to indemnify the Lessor with respect to such claim shall terminate. The parties further agree that the Lessor may at any time decline to take further action with respect to the contest of any claim for a Tax, provided, however, that if the Lessee has properly requested such contest pursuant to this
Section 6.1(e), the Lessor shall waive its rights to any indemnity payment by the Lessee which would otherwise be payable by the Lessee pursuant to this
Section 6.1 in respect of such claim.

     (f)  Refund.
          ------

     Upon receipt by the Lessor of a refund or credit of all or part of any Taxes which the Lessee shall have paid for the Lessor or for which the Lessee shall have reimbursed, advanced funds to or indemnified the Lessor, the Lessor shall pay or repay to the Lessee an amount which, after the subtraction of the amount of any further net tax savings realized by the Lessor as a result of the payment under this paragraph, and the addition of any net Tax detriment realized by the Lessor as a result of the receipt or accrual of such refund or credit and any interest received or accrued by the Lessor on such refund or credit, is equal to the amount of such refund or credit and any interest received or accrued by the Lessor on such refund or credit.

                                   ARTICLE 7

                                 MISCELLANEOUS

     Section 7.1.  Expenses, etc.
                   --------------

     Whether or not the transactions contemplated by the Operative Agreements are consummated, the Company will pay (1) the reasonable fees and expenses of Morgan, Lewis & Bockius LLP, special counsel for BCI, incurred in connection with the negotiation, execution and delivery of the Operative Agreements, (2) the fees and expenses of special FAA counsel incurred in connection with the negotiation, execution and delivery of the Operative Agreements and (3) printing and duplication expenses and any recording and filing fees incurred in connection with the Operative Agreements. In addition, the Company will, upon written demand pay the reasonable out-of-pocket costs and expenses (including outside counsel fees and expenses) incurred by BCI in connection with any supplements, amendments, modifications or alterations to or waivers or consents relating to the Operative Agreements (whether or not the same shall become effective) which are requested by the Company, required by Applicable Law or necessary to effectuate the intent of any Operative Agreement. The obligations of the Company contained in this Section
7.1 shall survive the termination or expiration of all or any of the Operative Agreements.

     Section 7.2.  Survival of Agreements, etc.
                   ----------------------------

     All agreements, indemnities, representations and warranties contained herein or in any other Operative Agreement or made in writing by or on behalf of the Company in connection with transactions contemplated hereby shall survive the execution and delivery of the Operative Agreements and the other documents contemplated hereby or thereby, and the expiration or termination of this Agreement or any other Operative Agreement provided, however, that this Section
7.2 shall not apply to agreements, representations and warranties contained herein or in any other Operative Agreement relating to the use or operation of the Aircraft or any Engine or any obligations of the Company to BCI relating to such use or operation of the Aircraft, which agreements, representations and warranties shall not survive the termination of the Operative Agreements.

     Section 7.3.  Amendments and Waivers.
                   ----------------------

     Any term of this Agreement may be amended and the observance of any term hereof may be waived only with the written consent of the Company and BCI.

     Section 7.4.  Notices.
                   -------

     All notices and other communications hereunder shall be in writing and sent by United States mail, with proper postage for first class registered or certified mail prepaid, delivered personally or sent by telecopy or by overnight courier addressed (i) if to BCI, to Bombardier Capital Inc. 261 Mountain View Drive, Colchester, VT 05446, Attention: Vice President & General Manager, Bombardier Capital Aircraft Services (Telecopy No.: (802) 654-8445) or at such other address as shall have been furnished to the other parties hereto in writing, or (ii) if to the Company, to 2801 Slater Road, Morrisville, North Carolina 27560, to the attention of its General Counsel (Telecopy No.: (919) 595-1705), or such other address, or to the attention of such other officer, as the Company shall have furnished to the other parties hereto in writing. All notices and other communications hereunder shall be effective upon receipt.

     Section 7.5.  Miscellaneous.
                   -------------

     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLE THAT WOULD DICTATE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION. This Agreement may be executed in any number of counterparts

(and each of the parties hereto shall not be required to execute the same counterpart), each of which shall be an original, but all of which together shall constitute one instrument.

     Section 7.6.  Submission to Jurisdiction; Waiver of Jury Trial.
                   ------------------------------------------------

     Each of the Company and BCI agrees for the benefit of the other that any legal action or proceeding with respect to this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby, or to enforce any judgment obtained against it in respect of any of the foregoing (a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and of the amount of any indebtedness therein described), may be brought in the Federal Courts of the United States of America in the Southern District of New York or in the courts of the State of New York, in each case located in New York City, and by the execution and delivery of this Agreement, each such Person irrevocably consents and submits to the nonexclusive jurisdiction of each such court, acknowledges its competence and irrevocably agrees to be bound by a final judgment of such court. Each such Person irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each such Person hereby generally consents to service of process to the respective addresses set forth in Section 7.4 hereof in the manner specified in such
Section 7.4. Nothing in this paragraph shall affect the right of any party hereto or their successors or assigns to bring any action or proceeding against the other party hereto or its property in the courts of other jurisdictions.

     EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 7.7.  Severability.
                   ------------

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.8.  No Oral Modifications or Continuing Waivers.
                   -------------------------------------------

     No terms or provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     Section 7.9.  Rights with Respect to Manufacturers.
                   ------------------------------------

     Nothing herein or in any of the other Operative Agreement shall be deemed
(i) to be a waiver of any rights or remedies any party hereto may have against any Person in its capacity as manufacturer of the Airframe or any Engine or Part or be deemed to create any rights or indemnities in favor of any Person in its capacity as manufacturer of the Airframe or any Engine or Part or (ii) to be a waiver of any rights any Person may have in its capacity as manufacturer of the Airframe or any Engine or Part or be deemed to create any rights or indemnities against any Person in its capacity as manufacturer of the Airframe or any Engine or any Part.

     Section 7.10. Payment in Dollars.
                   ------------------

            (i) If, for the purposes of obtaining judgment in, or enforcing the judgment of, any court, it is necessary for any Person to convert a sum due hereunder or under any other Operative Agreement in Dollars into another currency (the "Judgment Currency"), the rate of exchange used shall be that at which in accordance with normal banking procedures such Person could purchase Dollars with the Judgment Currency on the Business Day preceding that on which final judgment is given or the order of enforcement made.

            (ii) The obligation of the Company in respect of any sum due from it to any Person hereunder or under any other Operative Agreement shall, notwithstanding any judgment or order of enforcement in such Judgment Currency, be discharged only to the extent that on the Business Day following that on which final judgment is given or the order of enforcement made, such Person may in accordance with normal banking procedures purchase Dollars with the Judgment Currency; if the Dollars so purchased are less than the sum originally due to such Person in Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment or order of enforcement, to indemnify such Person against such loss attributable to any of its obligations hereunder or under any other Operative Agreement, and if the Dollars so purchased exceed the sum originally due from the Company, in Dollars, such Person shall remit to the Company such excess. Any additional amount due from the Company under this Section 7.10 will be due as a separate debt and shall not be affected by judgment or order of enforcement being obtained for any other sums due under or in respect of this Agreement or any other Operative Agreement.

     Section 7.11.  Successors and Assigns.
                    ----------------------

     All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Company and its successors and permitted assigns and BCI and its successors and permitted assigns.


           *          *          *          *          *          *

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective duly authorized officers, as of the day and year first above written.

                                 MIDWAY AIRLINES CORPORATION



                                 By:  /s/ Jonathan S. Waller
                                    --------------------------------------------
                                 Name:  Jonathan S. Waller
                                 Title: Senior Vice President
                                        General Counsel



                                 BOMBARDIER CAPITAL INC.



                                 By:  /s/ Michel Bourgeois
                                    --------------------------------------------
                                 Name:  Michel Bourgeois
                                 Title: Vice President & General Manager



                                 By:  /s/ Lawrence F. Assell
                                    --------------------------------------------
                                 Name:  Lawrence F. Assell
                                 Title: Vice President & General Manager